EXHIBIT 10.2
Certain portions of this agreement, for which confidential treatment has been requested, have been omitted and filed separately with the Securities and Exchange Commission.
Sections of the agreement where portions have been omitted have been identified in the text
BIFURCATION AND PARTIAL ASSIGNMENT AND ASSUMPTION AGREEMENT
     This BIFURCATION AND PARTIAL ASSIGNMENT AND ASSUMPTION AGREEMENT (this “Agreement”) is made by and among Impress Group, B.V., having a place of business at Zutphenseweg 51051, 7418 AH Deventer, The Netherlands (“Impress”), Del Monte Corporation, having a place of business at One Market, San Francisco, California, 94105 (“Del Monte”), and Starkist Co., having a place of business at 375 North Shore Drive, Pittsburgh, PA 15212 (“StarkistCo”). This Agreement shall become effective (the “Effective Date”) as of the closing of the transactions under the Purchase Agreement by and among Del Monte, Starkist Co., Dongwon Enterprise Co., Ltd., a Republic of Korea corporation with limited liability (“Dongwon Enterprise”), Dongwon Industries Co., Ltd., a Republic of Korea corporation with limited liability (“Dongwon Industries”), Dongwon F&B Co., Ltd., a Republic of Korea corporation with limited liability (“Dongwon F&B” and together with Starkist Co, Dongwon Enterprise and Dongwon Industries, the “Buyer”) and Starkist Samoa Co., a Delaware corporation, dated as of June 30, 2008 (the “Purchase Agreement”), which provides for the sale to Buyer of all of Del Monte’s (1) seafood business currently operated under the StarKist brand (“StarKist”) and (2) private label seafood products business (“PLS”) (StarKist and PLS shall be referred to collectively as the “Business”). Capitalized terms used in this Agreement and not otherwise defined herein shall have the meaning ascribed to them in the Supply Agreement, as defined below.
     WHEREAS, Impress and Del Monte are parties to that certain Amended and Restated Supply Agreement effective January 1, 2008, attached hereto as Exhibit F, pursuant to which Impress sells to Del Monte and Del Monte purchases from Impress metal cans and ends for use in the packaging of Del Monte’s wet pet food and seafood at certain of Del Monte’s facilities (including all amendments, waivers, exhibits and schedules thereto effective as of the date hereof, the “Supply Agreement”); and
     WHEREAS, the parties hereto desire to bifurcate and partially assign the Supply Agreement such that, as of the Effective Date, (a) the Supply Agreement shall be bifurcated to the extent relating to the operation of the Business, as such Business is assigned to Buyer hereunder, (b) Buyer shall assume the rights and obligations under the Supply Agreement to the extent relating to the operation of the Business, and (c) Impress consents to the bifurcation of the Supply Agreement and the partial assignment and assumption of the rights and obligations thereof by Buyer and agrees to the assumption by Buyer of the rights and obligations under the Supply Agreement relating to the operation of the Business, all in accordance with the terms hereof.
     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
     1. Bifurcation — General. Pursuant to the terms of the Purchase Agreement, and subject to the terms and conditions of this Agreement, (i) Del Monte hereby assigns, sells,

transfers and sets over to Buyer, and Buyer hereby becomes a party to the Supply Agreement with respect to all of Del Monte’s rights under the Supply Agreement fully to the extent relating to the Business (the “Assigned Rights”), and (ii) Buyer hereby assumes and becomes a party to the Supply Agreement with respect to all of Del Monte’s burdens, liabilities and obligations under the Supply Agreement fully to the extent relating to the Business (the “Assumed Liabilities”). Del Monte shall remain responsible and liable for all other rights burdens, liabilities and obligations under the Supply Agreement that are not assigned to and/or assumed by Buyer hereunder (the “Retained Business”).
     2. Specific Bifurcation Provisions. Without limiting the generality of the assignment and assumption of the Assigned Rights and Assumed Liabilities pursuant to Section 1 of this Agreement, certain specific provisions of the Supply Agreement shall be addressed herein as follows:
          (a) Transferred Facilities. Del Monte will transfer, assign and delegate, as part of the Business, all of its rights, burdens, liabilities and obligations in and to those DLM Facilities, as defined in the Supply Agreement, set forth on Exhibit A hereto wherein the Business is currently conducted (the “Transferred Facilities”). Buyer agrees to assume all liabilities and obligations set forth in the Supply Agreement pertaining to such Transferred Facilities, including but not limited to the maintenance of applicable leases and subleases as the case may be as well as any costs associated with the closure or relocations of such Transferred Facility after the Effective Date.
          (b) Puerto Rico Facility. Del Monte shall retain all rights and obligations relating to that certain Lease, Sub-Lease and Services Agreement by and between H.J. Heinz Company, Star-Kist Caribe, Inc., Impress Metal Packaging Holdings, B.V. and Impress Packaging Puerto Rico, Inc., dated August 13, 2000, as amended by the First Amendment to Lease, Sub-Lease and Services Agreement for the Puerto Rico Facility dated as of 2002 (the “Sublease”), as referenced in Section 4.15 of the Supply Agreement, for the Impress Facility located at Mayaguez, Puerto Rico. As between Del Monte and Buyer, as of the Effective Date, Buyer shall be required to reimburse Del Monte for Del Monte’s actual costs and expenses, reasonably documented, related to or arising from the Sublease after the Effective Date within sixty (60) days of Del Monte’s payment of such costs or expenses.
          (c) Buyer Products. As of the Effective Date, Impress shall supply to Buyer, and Buyer shall purchase from Impress, all those Products, as defined in the Supply Agreement, that relate to, or are used in, the Business (the “Buyer Products”) pursuant to the terms of the Supply Agreement. A list of current Buyer Products for the Business is set forth on Exhibit B which includes (a) the current invoice price, (b) the amounts to be used in calculating the Annual Net Adjusting Payment described below, (c) the Profit Bank, and (d) the annual Baseline Volume.
          (d) Baseline Volumes and Historical Delivery Volumes. Subject to the terms and conditions of this Agreement and the Supply Agreement, Del Monte hereby agrees to assign and Buyer hereby agrees to assume all those rights and obligations associated with the Baseline Volumes as described in Sections 4.10 — 4.12 of the Supply Agreement and the Historical Delivery Volumes described in Section 3.1(b) of the Supply Agreement, for those Buyer

Products and for those volumes set forth on Exhibit B. As of the Effective Date, Del Monte’s rights and obligations with respect to the Baseline Volumes and the Historical Delivery Volumes shall be reduced by the amount of the Baseline Volumes and the Historical Delivery Volumes assigned to and assumed by Buyer pursuant to this Agreement and Buyer’s rights and obligations with respect to the Baseline Volumes and the Historical Delivery Volumes shall reflect the amount of the Baseline Volumes and the Historical Delivery Volumes assigned to and assumed by Buyer pursuant to this Agreement.
          (e) Annual Net Adjusting Payment and Profit Bank. For the Balance of the Current Period, as defined in the Supply Agreement, Buyer shall assume the obligations set forth in Section 4.5 of the Supply Agreement relating to the Volume Excess/Shortfall and the Annual Profit Excess/Shortfall for the Business based on the Baseline Volumes described above and set forth on Exhibit B. Del Monte shall continue its obligations under Section 4.5 of the Supply Agreement for the Retained Business. The Annual Volume Excess/Shortfall and the Annual Profit Excess/Shortfall used to determine the Annual Net Adjusting Payment shall be calculated separately for Del Monte and Buyer. As of the Effective Date, the portion of the Profit Bank related to the Business shall be allocated as set forth on Exhibit B and shall be used to calculate the Annual Profit Excess/Shortfall for Buyer and the remaining portion of the Profit Bank shall be used to calculate the Annual Profit Excess/Shortfall for Del Monte, each as described below.
               i. If the aggregate amount of Profit earned by Impress for a Fiscal Year for Del Monte Products results in an Annual Profit Excess, as calculated under the Supply Agreement, Impress shall pay Del Monte such excess up to $[***]* of any such excess plus [***]*% of any portion of such excess over $[***]*. Conversely, if the aggregate amount of Profit earned by Impress for a Fiscal Year for Del Monte Products results in an Annual Profit Shortfall, as calculated under the Supply Agreement, Del Monte shall pay Impress such excess up to $[***]* of any such excess plus [***]*% of any portion of such excess over $[***]*.
               ii. If the aggregate amount of Profit earned by Impress for a Fiscal Year for Buyer Products results in an Annual Profit Excess, as calculated under the Supply Agreement, Impress shall pay Buyer such excess up to $[***]* of any such excess plus [***]*% of any portion of such excess over $[***]*. Conversely, if the aggregate amount of Profit earned by Impress for a Fiscal Year for Buyer Products results in an Annual Profit Shortfall, as calculated in the Supply Agreement, Buyer shall pay Impress such excess up to $[***]* of any such excess plus [***]*% of any portion of such excess over $[***]*.
          (f) Cost Savings Projects. Del Monte hereby agrees to assign to Buyer and Buyer agrees to assume all rights and obligations of those Cost Savings Projects, as described in Section 4.3(c) of the Supply Agreement, that relate to the Business (the “Buyer Cost Savings Projects”). All such Buyer Cost Savings Projects are set forth on Exhibit C attached hereto.
          (g) Additional Investments. Del Monte hereby agrees to assign to Buyer and Buyer agrees to assume all rights and obligations in connection with those additional investments related to the Business which are currently being made by Impress on behalf of Del Monte and for which Impress is earning a Base Return in accordance with Section 3.2 of the Supply Agreement (the “Buyer Additional Investments”). All such Buyer Additional Investments

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

along with the annual Base Return amounts earned by Impress for each are set forth on Exhibit D attached hereto.
          (h) Facility Shutdown. The parties agree that Del Monte shall assign to Buyer and Buyer shall assume those obligations set forth in Section 4.13 of the Supply Agreement with respect to the Transferred Facilities. Del Monte shall retain liability for those Facilities not transferred to Buyer, including, without limitation, all obligations pertaining to the Impress Terminal Island Facility as described in Section 4.14 of the Supply Agreement, subject to the provisions of subsection (i) below.
          (i) Terminal Island Facility. To the extent that Impress is entitled to be reimbursed for any costs, expenses or losses pursuant to Sections 4.13 and 4.14 of the Supply Agreement, Del Monte shall be liable for such costs, expenses or losses payable to Impress. As between Del Monte and Buyer, Buyer shall be required to reimburse Del Monte for Buyer’s pro rata share of such costs, expenses or losses within sixty (60) days of Del Monte’s payment to Impress. Buyer’s pro rata share shall be determined based upon the Buyer’s percent of the total production of the Impress Terminal Island Facility related to the Business for the twelve months preceding the date the lease for the Terminal Island Facility is terminated. Buyer shall be required to reimburse Del Monte such that neither Del Monte’s nor Buyer’s liability under this Section 2(i) shall exceed their respective pro rata share of the reimbursement to Impress and in no event shall the aggregate liability of Del Monte and Buyer exceed the total amount of costs, expenses and losses as defined in Section 4.13 actually incurred by Impress.
          (j) Purchase of Impress Equipment upon Termination.
               i. For purposes of this Agreement, the current Schedule 13.7(a) shall be amended to provide for, and distinguish between, those equipment assets that relate to the Retained Business and those equipments assets that relate to the Business assumed by Buyer hereunder, as detailed on the revised Schedule 13.7(a), attached hereto as Exhibit E.
          (k) Intellectual Property. In the event that the relationship between Del Monte and Impress is terminated prior to the relationship between Buyer and Impress such that the exclusive license from Del Monte to Impress for the Triple Fold End Technology is terminated, Del Monte shall grant Impress a nonexclusive, royalty-free, license to the Triple Fold End Technology for the sole and exclusive purpose of producing such ends for Buyer for so long as Buyer continues to purchase such ends from Impress.
     3. Excluded Provisions. The parties agree that Sections 3.3, 4.6 and 9.3 (a) of the Supply Agreement shall not be assigned to, or assumed by Buyer (the “Deleted Sections”) and Buyer shall have no rights or obligations under the Deleted Sections with the same effect as if the Deleted Sections and all references thereto were absent from the Supply Agreement.
     4. Consent and Acknowledgment.
          (a) Impress, Del Monte and Buyer hereby consent to (a) the assumption, and joining as a party to the Supply Agreement, by the Buyer of and with respect to the rights, burdens, liabilities and obligations under the Supply Agreement fully to the extent relating to the Business and the assignment by Del Monte to Buyer of such rights and obligations under the

Supply Agreement, including Del Monte’s assignment of the Assigned Rights and Buyer’s assumption of the Assumed Liabilities and (b) the enforcement by Impress and Buyer, as the case may be, of all the terms and conditions contained in the Supply Agreement to the extent relating to the operation of the Business. Impress agrees and acknowledges that Buyer’s Assigned Rights and Assumed Liabilities under the Supply Agreement shall not be affected or limited by a breach of the Supply Agreement by Del Monte or any other party thereto. Impress and Del Monte hereby each represent that (a) the Supply Agreement is in full force and effect and (b) to the actual knowledge of Impress and Del Monte, as the case may be, neither Impress nor, Del Monte is in default under the Supply Agreement. Each of Impress and Del Monte represent that the Supply Agreement has not been modified or amended prior to the date hereof.
          (b) Impress, Del Monte and Buyer each agree to treat the Supply Agreement as bifurcated and partially assigned and delegated as set forth in Sections 1, 2, 3 and 4 above. Without limiting the generality of the foregoing, Impress and Buyer shall hereafter communicate directly with each other with respect to all matters pertaining to the Assigned Rights and Assumed Liabilities under the Supply Agreement and with respect to the operation of the Business, except for those communications related to the Business that are necessary between Del Monte, Buyer and Impress in order to effect the terms of the Operating Services Agreement and the Transition Services Agreement as each term is defined in the Purchase Agreement.
     5. Mutual Acceptance. Buyer hereby accepts and agrees to be bound by the terms and conditions of the Supply Agreement as described in Sections 1, 2, 3 and 4 above. Del Monte hereby agrees to continue to be bound by the terms and conditions of the Supply Agreement as described in Sections 1, 2, 3 and 4 above.
     6. Disclaimer and Release. With respect to all Assigned Rights and Assumed Liabilities under the Supply Agreement that are assigned to, delegated to and assumed by Buyer hereunder, Del Monte hereby, without any further action, disclaims any such Assigned Rights and is released from such Assumed Liabilities under the Supply Agreement, and Buyer shall have the sole right and responsibility in connection therewith; provided, however, that notwithstanding anything to the contrary herein, Buyer shall not retain any liability of any kind arising prior to the date hereof and in connection with any right or obligation of Del Monte, including with respect to any Assigned Rights and Assumed Liabilities or, for the avoidance of doubt, the Retained Business. Del Monte’s rights and obligations under the Supply Agreement shall not be affected or limited by a breach of the Supply Agreement by any other party hereto.
     7. Fulfillment of Purchase Agreement. As between Del Monte and Buyer, without regard to Impress (it being understood and agreed that the terms of this Section 7 shall in no way impact or effect Impress or its ability to exercise its rights under the Supply Agreement:
          (a) This Agreement is intended to fulfill the terms of the Purchase Agreement and is not intended to expand, contract or amend the terms and obligations thereof. In the event of any conflict or ambiguity between the terms of this Agreement and the Purchase Agreement, the terms of the Purchase Agreement shall prevail.
          (b) During the current term of the Supply Agreement (excluding any extension of the Supply Agreement by Buyer), Del Monte shall cooperate with Buyer in the exercise of Buyer’s rights under the Supply Agreement (pursuant to Sections 1, 2, 3 and 4 hereof) to obtain the Assigned Rights and Assumed Liabilities. In connection with the foregoing agreement to cooperate, Del Monte shall share such information and records regarding the Supply Agreement as Buyer reasonably requests in writing and as Del Monte may have a right to share. Notwithstanding anything in this Section 7(b) to the contrary, Del Monte shall have no obligation to incur any material expenses or pay any material consideration to any third party in the fulfillment of Del Monte’s obligation to cooperate set forth in this Section 7(b).
     8. Confidentiality. Each of the parties hereto and their representatives (a “Receiving Party”) shall not, except as necessary in order to perform its obligations or with the prior written consent of the other party (a “Disclosing Party”), reveal, disclose or provide access to a Disclosing Party’s Confidential Information (as defined below) disclosed pursuant to this Section 8. Notwithstanding the immediately preceding sentence, each party shall be free to reveal, disclose or provide its professional advisors access to Confidential Information in order to provide advice. As used herein, “Confidential Information” shall mean any nonpublic, proprietary information and other confidential information or materials (whether oral or written) disclosed pursuant to this Section 8, including but not limited to, pricing information, formulae, descriptions, specifications and the like that is provided or communicated by the Disclosing Party to a Receiving Party after the date hereof. Notwithstanding the foregoing, Confidential Information shall not include information: (i) known to the Receiving Party at the time of such disclosure by the Disclosing Party; (ii) publicly available through sources entitled to disclose such information, (iii) disclosed to the Receiving Party in good faith by another party having the right to disclose such information; (iv) required to be disclosed pursuant to any law, subpoena or document discovery request; or (v) independently developed by the Receiving Party as evidenced by records kept in the ordinary course of the Receiving Party’s business; provided that, to the extent legally permitted, the Receiving Party shall inform the Disclosing Party of such requirement as soon as possible, reasonably cooperate with any attempts by the Disclosing Party to obtain a protective order or similar relief and disclose only so much Confidential Information necessary to satisfy the requirement.
     9. Term.
          (a) This Agreement shall commence as of the Effective Date and shall remain in effect unless and until the Purchase Agreement is terminated as provided therein. Upon the Closing, as defined in the Purchase Agreement, this Agreement shall be incorporated into and become part of the bifurcated portion of the Supply Agreement as between Del Monte and Impress and part of the bifurcated portion of the Supply Agreement as between Buyer and Impress and shall continue in each case until such time as the respective bifurcated Supply Agreement(s) expire or are terminated in accordance with the terms thereof.
          (b) In the event this Agreement is terminated as a result of the termination of the Purchase Agreement, all Assigned Rights and all Assumed Liabilities purported to have been transferred hereunder shall revert to Del Monte immediately upon such termination and the relationship between Del Monte and Impress shall resume as if this Agreement was null and void from the time of execution. As of such termination, Buyer shall no longer have any rights or obligations under the terms of the Supply Agreement and shall no longer be a party thereto. The forgoing notwithstanding, Sections 6, 7, 7(a), 8, 9(b), 13 and 18 of this Agreement shall survive any termination of this Agreement.
     10. Certain Covenants.
          (a) Del Monte covenants that (i) it will not seek to amend or modify the Supply Agreement in any manner which could reasonably affect or change the Assigned Rights and Assumed Liabilities, including without limitation, the pricing under the Supply Agreement with respect to the Business or Buyer’s ability to enforce the Supply Agreement as a party thereto, (ii) it will not seek to extend or terminate the duration of the Supply Agreement to the extent such extension or termination could reasonably affect or change the Assigned Rights and Assumed Liabilities or Buyer’s ability to enforce the Supply Agreement as a party thereto, and (iii) it will not assert a breach under the Supply Agreement against Impress or seek related damages thereunder to the extent that such asserted breach against Impress relates to the Assigned Rights and Assumed Liabilities, in each case, without first seeking the written consent of Buyer, which shall not be unreasonably withheld or delayed.
          (b) Del Monte covenants it will reasonably cooperate with Buyer, at Buyer’s expense (such expense shall be reasonable and reimbursable upon Del Monte’s presentation of reasonable back-up documentation), to the extent Buyer asserts that Impress has breached the terms of the Supply Agreement to the extent that such asserted breach against Impress relates to the Assigned Rights and Assumed Liabilities, including without limitation, seeking damages or other redress pursuant to the terms of the Supply Agreement.
     11. Further Actions. Each of the parties hereto agrees to execute, acknowledge and deliver, or cause the execution, acknowledgement and delivery of, such further documents and instruments and to perform such other reasonable actions as may reasonably be requested by a party hereto in order to effect the purposes of this Agreement.
     12. Notices. Any notice, request or other communication pursuant to this Agreement must be given in writing to the addressees set forth below and shall be deemed to have been duly delivered (a) on the date delivered if delivered personally, (b) on the date (i) three (3) business days after delivery to a reputable nationally recognized overnight courier service or (ii) fourteen (14) days after being mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice), or (c) on the date of facsimile transmission (determined from the time zone of the address of the recipient set forth below) if transmitted prior to 5:00 p.m. local time of the recipient on a business day (provided that confirmation of receipt of such telecopy transmission is confirmed by the recipient on such date):

Impress Group, B.V.
Zutphenseweg 51051
7418 AH Deventer
The Netherlands

Telephone:	31-570-682-000 (The Netherlands)
33-1-45-19-18-00 (France)
Facsimile:	31-570-682-053 (The Netherlands)
33-1-45-19-18-39 (France)
Attention:	Group General Counsel
With a required copy (which shall not constitute the required notice) to:
Cohen & Grigsby, P.C.
625 Liberty Avenue
Pittsburgh, PA 15222-3152

Telephone:	412-297-4741
Facsimile:	412-394-4241
Del Monte Corporation
One Market
San Francisco, CA 94105

Telephone:	415-247-3262
Facsimile:	415-247-3263
Attention:	General Counsel
Starkist Co.
375 North Shore Drive
Pittsburgh, PA 15212-5922

Attention:	Donald J. Binotto
Telephone:	412.600.9294
With a required copy (which shall not constitute the required notice) to:
Simpson Thacher & Bartlett LLP
ICBC Tower, 35th Floor
3 Garden Road, Central
Hong Kong SAR, China

Attention:	Jin Hyuk Park
Telephone:	852.2514.7600
Facsimile:	852.2869.7694

     13. Governing Law. This Agreement and the respective rights and obligations of the parties hereunder shall be governed and construed in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the conflict of laws provisions of that or any other jurisdiction.
     14. Assignment. This Agreement may only be assigned in accordance with Section 14.4 of the Supply Agreement as part of an authorized assignment thereof.
     15. Entire Agreement. Subject to Section 7 above with respect to Del Monte and Buyer, this Agreement constitutes the entire agreement of the parties hereto with respect to the assignment and bifurcation of the Supply Agreement and supercedes any and all other agreements, either oral or in writing, among the parties hereto with respect to the subject matter hereof. The Supply Agreement is attached hereto as Exhibit F, including any and all amendments, waivers, exhibits and schedules thereto.
     16. General. Impress, Del Monte and Buyer agree to use their good faith efforts to fairly and equitably allocate the rights and obligations of Del Monte and Buyer under the Supply Agreement in accordance with the terms hereof, including without limitation, each party’s respective percentage of Products purchased pursuant to this Agreement.
     17. Subsidiaries. Each party may choose to implement or perform their respective obligations hereunder through one or more of their wholly-owned subsidiaries.
     18. Miscellaneous. This Agreement may not be modified except by an instrument in writing executed by the parties hereto. This Agreement may be executed in one or more counterparts and by facsimile, each of which shall be deemed an original and all of which, taken together, shall constitute one and the same instrument. The waiver by either party of any default, breach, or right of this Agreement shall not constitute a waiver of any other or subsequent default, breach, or right. Section and paragraph headings in this Agreement are included herein for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Agreement. Capitalized terms used herein and not otherwise defined shall have the respective meanings given to them in the Supply Agreement.
[Signature Page Follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Bifurcation and Partial Assignment and Assumption Agreement to be effective as of the Effective Date.

IMPRESS GROUP, B.V.
By:	/s/ Francis Labbe
Name:	Mr. Francis Labbe
Title:	Chief Executive Officer

DEL MONTE CORPORATION
By:	/s/ David L. Meyers
Name:	Mr. David L. Meyers
Title:	Executive Vice President, Administration and Chief Financial Officer

STARKIST CO.
By:	/s/ Ingu Park
Name:	Mr. Ingu Park
Title:	President

[Signature Page to Bifurcation and Partial Assignment and Assumption Agreement]

EXHIBIT A
FACILITIES
Transferred Facilities:
Pago Pago, American Samoa, United States

A-1

EXHIBIT B
BUYER PRODUCTS
Invoice Price
FY09 Prices — Effective May 1, 2008

FY07/FY08
Historical
		Baseline		Delivery		Metal				Other material				Transfer						Transfer Conv. Costs				Conversion Costs										Others
Buyer Products	Source	Volume		Volume		Sheet		Tab stock		Coat/comp.		other		Sheet		Ends		Other mat.		Sheets		Ends		Direct Lab.		VOH		FOH		SG&A		Profit		SS		syn/depr.		frgt+pkg		$4.3 price adju		FY ’09 price
Samoa
307 x 105.5 Can	American Samoa	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
401 x 201 Can	American Samoa	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
211 x 107 Can	Puerto Rico	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
307 End Clear	Terminal Island	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
307 EZO End- Gold	Bloomsburg	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
401 End	Terminal Island	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
211 SPE End	Bloomsburg	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
307x108 Can	Terminal Island	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*

Ecuador
211 SPE End	Bloomsburg	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
307 EZO End-Clear	Bloomsburg	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*	[***]	*
		[***]	*	[***]	*

TRANSFER DETAIL			Metal		Other material		Transfer			Transfer Conv. Costs		Conversion Costs				Others
Buyer Products	Source		Sheet	Tab stock	Coat/comp.	other	Sheet	Ends	Other mat.	Sheets	Ends	Direct Lab.	VOH	FOH	SG&A	Profit	SS	syn/depr.	frgt+pkg	$4.3 price adju	FY ’09 price
Samoa
211 SPE End	Bloomsburg	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
307 EZO End-Gold	Bloomsburg	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*

Ecuador
211 SPE End	Bloomsburg	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
307 EZO End-Clear	Bloomsburg	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*	[***]*
Amounts for purposes of calculating year-end adjustments — Volume Fixed Costs Excess/Shortfalls — Sections 4.5(c) and 4.5(d)

Buyer Products

Samoa
307 x 105.5 Can	[***]	*
401 x 201 Can	[***]	*
211 x 107 Can	[***]	*
307 End Clear	[***]	*
307 EZO End	[***]	*
401 End	[***]	*
211 SPE End	[***]	*
307x108 Can	[***]	*

Ecuador
211 SPE End	[***]	*
307 EZO End-Clear	[***]	*
Amounts for purposes of calculating year-end adjustments — Profit Excess/Shortfall — Sections 4.5(f) and 4.5(g)

Profit Bank Amount Allocated to Buyer Products for purposes of Calculating year-end Adjustments-	[***]*	FY08 Amount
	[***]*	FY09 Final Amount

Buyer Products		Profit
Samoa
307 x 105.5 Can	[***]	*
401 x 201 Can	[***]	*
211 x 107 Can	[***]	*
307 End Clear	[***]	*
307 EZO End-Gold	[***]	*
401 End	[***]	*
211 SPE End	[***]	*
307x108 Can	[***]	*

Ecuador
211 SPE End	[***]	*
307 EZO End-Clear	[***]	*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

B-1

EXHIBIT C
BUYER COST SAVINGS PROJECTS

			Annualized		Good Faith
			estimated savings		Estimated
			at Baseline		Savings $ /
Projects in Process FY08 — Seafood			Volumes — $K		000 units
211 SPE Tab reduction ([***]*)	BLO	2007-12	$ [***]	*	$ [***]	*
Sub-Total New Projects			$ [***]	*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

C-1

EXHIBIT D
BUYER ADDITIONAL INVESTMENTS

Impress USA	Seafood Projects
													Full Year
											Complet	Years of	Depreciation /
Capital No.	PROJECT NAME	Plant	Gross Spending			Alloc / Adj		Spending			Date	Depr.	ROI			Fy 06			Fy 07			Fy 08			Fy 09			Fy 10			Fy 11			Fy 12			Fy 13			Fy 14			Fy 15			Fy 16			Fy 17			Fy 18			Fy 19			Fy 20			Fy 21			Fy 22			Fy 23			Fy 24			Fy 25			Fy 26
																15%			15%			15%			15%			15%			15%			15%			15%			15%			15%			15%			15%			15%			15%			15%			15%			15%			15%			15%			15%			15%
01USA081	Samoa Warehousing Phase I	SAM						$	[***]	*	Jan 02	25	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*
													ROI			$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*
01USA081A	Samoa Warehousing Phase II	SAM						$	[***]	*	Jun 02	7	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*
													ROI			$	[***]	*	$	[***]	*	$	[***]	*
02USA301	Samoa Vision	SAM						$	[***]	*	May 02	5	$	[***]	*	$	[***]	*	$	[***]	*
													ROI			$	[***]	*	$	[***]	*
Subtotal FY06 and earlier projects												ROI				$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*
	307 EZO for Samoa	SAM
	Dies							$	[***]	*		5	$	[***]	*				$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*
	Commissioning							$	[***]	*		5	$	[***]	*				$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*
								$	[***]	*	Dec 06	41.7%	$	[***]	*				$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*
													Total ROI						$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*
Subtotal FY07												ROI							$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*
	[***]* Body Plate gauge Reduction from [***]* to [***]*	SAM				Alloc		Spending				Years of Depr.	Full Year Depr.									FY08			FY09			FY10			FY11			FY12			FY13			FY14			FY15			FY16			FY17			FY18			FY19			FY20			FY21			FY22
	Equipment		$	[***]	*	[***]	*%	$	[***]	*		15	$	[***]	*							$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*
	Commissioning		$	[***]	*	[***]	*%	$	[***]	*		5	$	[***]	*							$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*
			$	[***]	*			$	[***]	*	Nov 07		$	[***]	*							$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*
													Total ROI									$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*
Subtotal FY08																						$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*
Samoa [***]* Conversion to [***]* High Can project
			Spending			DM %		Spending				Years of Depr.	Full Year Depreciation												FY09			FY10			FY11			FY12			FY13
	Tooling		$	[***]	*	[***]	*%	$	[***]	*		5	$	[***]	*										$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*
	Equip		$	[***]	*	[***]	*%	$	[***]	*		15	$	[***]	*										$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*
	Exp		$	[***]	*	[***]	*%	$	[***]	*		5	$	[***]	*										$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*
[***]*%	Comm		$	[***]	*	[***]	*%	$	[***]	*		5	$	[***]	*										$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*
			$	[***]	*	[***]	*%	$	[***]	*			$	[***]	*										$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*
												ROI		[***]	*%										$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*
Subtotal FY09																						$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*	$	[***]	*

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

D-1

EXHIBIT E
REVISED SCHEDULE 13.7(a)

	Assets for Possible Purchase or Sale										CONTINUITY EQUIPMENT — Assets for Supply Continuation
Plant	Assets for Direct Feed					Assets for Direct Supply					Assets for Direct Supply					Assets to support				Assets required to be				I’m 18 Aseets at new
						(Major portion >50%)					(Minor portion <50%)					production				removed				location
	Asset	Line		Size		Asset	Line		Size		Asset	Line		Size		Asset	Line		Size	Asset	Line		Size
New Facility																								I’m 18 Assets
Del Monte
Bloomsburg
	Can line	[***]	*	[***]	*															Can line	[***]	*	Various
	Can line	[***]	*	[***]	*															Can line	[***]	*	Various
	Can line	[***]	*	[***]	*
	Can line	[***]	*	[***]	*

	Can line	[***]	*	[***]	*
	Can line	[***]	*	[***]	*
	Can line	[***]	*	[***]	*
						EZO Line	[***]	*	[***]	*
						EZO Line	[***]	*	[***]	*
											EZO Line	[***]	*	[***]	*
Pureto Rico											Can line	[***]	*	[***]	*
Weirton						End press	[***]	*	[***]	*	End Press	[***]	*	[***]	*	Coil Line			Various
						End press	[***]	*	[***]	*						Print line	[***]	*	Various
																Coater	[***]	*	Various
																Coater	[***]	*	Various
Terminal Island						End Press	[***]	*	[***]	*						Coater				Coater			Various
Starkist
Terminal Island						End Press	[***]	*	[***]	*						Coil line				Coil line			Various
											End Press	[***]	*	[***]	*					Coater			Various
																				Coater			Various
																				End press	[***]	*
																				Can line	[***]	*	[***] *
																				Can line	[***]	*	[***] *
Samoa	Can line	[***]	*	[***]	*						Can line	[***]	*	[***]	*					Can line	[***]	*	[***] *
	Can line	[***]	*	[***]	*															Can line	[***]	*	[***] *
	Can line	[***]	*	[***]	*
	Assets available for sale to Del Monte relaive to 13.7					Assets available for sale to Del Monte relaive to 13.7					Assets available for supply continuation for 12 months and assumes lease extension for the same period					Assets available for supply continuation for 12 months and assumes lease extension for the same period				Assets available for supply continuation for 12 months and assumes lease extension for the same period				Assets available for supply continuation for 12 months and assumes lease extension for the same period

*	CONFIDENTIAL INFORMATION HAS BEEN OMITTED AND HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

E-1

EXHIBIT F
SUPPLY AGREEMENT
[Incorporated by Reference to Exhibit 10.1 to a Current Report on Form 8-K
As Filed by Del Monte Foods Company on January 28, 2008]

F-1